Leases (Tables)	12 Months Ended
Dec. 31, 2025
Leases
Schedule of relevant disclosures in relation to leases

	2025	2024	2023
	(€ in thousands)	(€ in thousands)	(€ in thousands)
Depreciation charge for right-of-use assets	1,801	1,867	1,833
Interest expense on lease liabilities	612	713	774
Expense relating to short-term leases	17	7	28
Total cash outflow for leases	2,535	2,302	2,423
Additions to right-of-use assets during the period	363	1,226	1,863